UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  August 15, 2016
Diebold, Incorporated

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio		44720-8077

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 19, 2016, Diebold, Incorporated (the “Company”) completed its voluntary public takeover offer of Wincor Nixdorf Aktiengesellschaft (“Wincor Nixdorf”) on August 15, 2016.
This Current Report on Form 8-K/A provides the financial statements and pro forma financial information required under Item 9.01 of Form 8-K not included in the Company’s Current Report on Form 8-K filed on August 19, 2016.

Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired. The audited financial statements of Wincor Nixdorf required by Item 9.01(a) are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein. The unaudited financial statements of Wincor Nixdorf required by Item 9.01(a) are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.
(b) Pro Forma Financial Information. The unaudited pro forma condensed combined financial information required by Item 9.01(b) is attached hereto as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated by reference herein.
(d) Exhibits

Exhibit Number	Description
23.1	Consent of Independent Auditors
99.1
Historical audited financial statements of Wincor Nixdorf Aktiengesellschaft as of September 30, 2015 and 2014 and for the fiscal years ended September 30, 2015, 2014 and 2013 (incorporated by reference to Diebold, Incorporated’s Registration Statement on Form S-4 (Registration No. 333-208186) pages F-1 to F-57)

99.2	Historical unaudited financial statements of Wincor Nixdorf Aktiengesellschaft as of June 30, 2016 and for the three and nine months ended June 30, 2016 and 2015
99.3	Unaudited pro forma condensed combined financial information as of June 30, 2016 and for the year ended December 31, 2015 and six months ended June 30, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold, Incorporated
September 23, 2016	By:	/s/ Christopher A. Chapman
		Name:	Christopher A. Chapman
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Auditors
99.1
Historical audited financial statements of Wincor Nixdorf Aktiengesellschaft as of September 30, 2015 and 2014 and for the fiscal years ended September 30, 2015, 2014 and 2013 (incorporated by reference to Diebold, Incorporated’s Registration Statement on Form S-4 (Registration No. 333-208186) pages F-1 to F-57)

99.2	Historical unaudited financial statements of Wincor Nixdorf Aktiengesellschaft as of June 30, 2016 and for the three and nine months ended June 30, 2016 and 2015
99.3	Unaudited pro forma condensed combined financial information as of June 30, 2016 and for the year ended December 31, 2015 and six months ended June 30, 2016